EXHIBIT 32.2
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned certifies that to the best of his knowledge (1) this Amendment No. 1 to the Annual Report of Corporate Capital Trust, Inc. (the "Company") on Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (this "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (2) the information contained in this Report fairly presents, in all material respects, the financial condition of the Company as of December 31, 2017 and December 31, 2016 and its results of operations for the year ended December 31, 2017.

Date: April 20, 2018	/s/ Todd C. Builione
Todd C. Builione
President
(Principal Executive Officer)

Date: April 20, 2018	/s/ Thomas Murphy
Thomas Murphy
Chief Financial Officer
(Principal Financial and Accounting Officer)